PROSPECTUS Dated May 1, 2016

for

New York Life Flexible Premium Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the individual New York Life Flexible Premium Variable Annuity policies. Policies investing in NYLIAC Variable Annuity Separate Account-I and NYLIAC Variable Annuity Separate Account II were policies that NYLIAC offered for sale prior to October 1, 1999. Prior to May 9, 2002, these policies continued to be offered where policies investing in NYLIAC Variable Annuity Separate Account III were not yet available. Policies investing in NYLIAC Variable Annuity Separate Account-III were policies that NYLIAC offered for sale prior to July 16, 2012. New York Life Insurance and Annuity Corporation (“NYLIAC”) issues these policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner or Annuitant dies before Income Payments have commenced.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies you can obtain a copy of the Statement of Additional Information (“SAI”), dated May 1, 2016. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model.

• MainStay VP Absolute Return Multi-Strategy — Service Class*

• MainStay VP Balanced — Service Class

• MainStay VP Bond

• MainStay VP Cash Management — Initial Class

• MainStay VP Common Stock

• MainStay VP Conservative Allocation — Service Class

• MainStay VP Convertible

• MainStay VP Cornerstone Growth

• MainStay VP Cushing® Renaissance Advantage — Service Class

• MainStay VP Eagle Small Cap Growth

• MainStay VP Emerging Markets Equity

• MainStay VP Epoch U.S. Small Cap**

• MainStay VP Floating Rate — Service Class

• MainStay VP Government

• MainStay VP Growth Allocation — Service Class

• MainStay VP High Yield Corporate Bond

• MainStay VP ICAP Select Equity

• MainStay VP Income Builder

• MainStay VP T. Rowe Price Equity Income

• MainStay VP Unconstrained Bond — Service Class

• MainStay VP VanEck Global Hard Assets — Initial Class

• American Funds IS® Global Small Capitalization Fund SM — Class 4

• American Funds IS® New World Fund® — Class 4

• BlackRock® Global Allocation V.I. Fund — Class III

• BlackRock® High Yield V.I. Fund — Class III

• Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

• Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

• Columbia Variable Portfolio — Small Cap Value Fund — Class 2

• Deutsche Alternative Asset Allocation VIP — Class B

• Dreyfus IP Technology Growth Portfolio

• Fidelity® VIP Contrafund® Portfolio

• Fidelity® VIP Equity-Income Portfolio

• Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

• Fidelity® VIP Mid Cap Portfolio — Service Class 2

• Invesco V.I. American Value Fund — Series II Shares

• Invesco V.I. International Growth Fund — Series II Shares

• MainStay VP International Equity

• MainStay VP Janus Balanced

• MainStay VP Large Cap Growth

• MainStay VP MFS® Utilities — Service Class

• MainStay VP Mid Cap Core

• MainStay VP Moderate Allocation — Service Class

• MainStay VP Moderate Growth Allocation — Service Class

• MainStay VP PIMCO Real Return — Service Class

• MainStay VP S&P 500 Index

• MainStay VP Small Cap Core — Service Class

• Janus Aspen Global Research Portfolio

• MFS® Investors Trust Series

• MFS® Research Series

• Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

• PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

• PIMCO VIT Low Duration Portfolio — Advisor Class

• PIMCO VIT Total Return Portfolio — Advisor Class

• Royce Micro-Cap Portfolio — Investment Class

• UIF U.S. Real Estate Portfolio — Class II

• Victory VIF Diversified Stock Fund — Class A Shares

*	Formerly known as MainStay VP Marketfield
**	Formerly known as MainStay VP U.S. Small Cap

2016 Asset Allocation Models

Aggressive	Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  8% American Funds IS® New World Fund®

  7% MFS® Investors Trust Series

  7% Invesco V.I. International Growth Fund

  6% MainStay VP Common Stock

  5% MainStay VP Absolute Return Multi-Strategy

  5% Neuberger Berman AMT Mid Cap Growth Portfolio

  5% Deutsche Alternative Asset Allocation VIP

  4% MainStay VP International Equity

  3% American Funds IS® Global Small CapitalizationSM

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% PIMCO VIT Low Duration

  2% Columbia Variable Portfolio — Emerging Markets Bond

  1% MainStay VP PIMCO Real Return

Moderate	Moderately Conservative

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return

  5% BlackRock® Global Allocation

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% PIMCO VIT Low Duration

  3% MFS® Investors Trust Series

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return

  9% MainStay VP Absolute Return Multi-Strategy

  5% BlackRock® Global Allocation

  5% PIMCO VIT Low Duration

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

Some Investment Divisions offered in policies issued prior to June 2, 2003 differ from Investment Divisions offered in policies issued on or after June 2, 2003. Please refer to the Examples Section of this prospectus for the corresponding Investment Division with the highest portfolio company fees and expenses available to you. If you purchased your policy on or after June 2, 2003, you may allocate your Accumulation Value only to the Service Class of the following Eligible Portfolios of the MainStay VP Funds Trust: MainStay VP Bond, MainStay VP Common Stock, MainStay VP Convertible, MainStay VP Cornerstone Growth, MainStay VP Emerging Markets Equity, MainStay VP Epoch U.S. Small Cap, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP ICAP Select Equity, MainStay VP Income Builder, MainStay VP International Equity, MainStay VP Janus Balanced, MainStay VP Large Cap Growth, MainStay VP Mid Cap Core, MainStay VP S&P 500 Index and MainStay VP T. Rowe Price Equity Income. The initial class of those Eligible Portfolios is available for allocation only for policies purchased before June 2, 2003.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the Fixed Account Accumulation Value, of a policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model, and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below) in the event of the Annuitant’s or the policyowner’s death.

Business Day—Generally, any day on which the New York Stock Exchange (“NYSE”) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Eligible Portfolios (“Portfolios”)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account.

Fund—An open-end management investment company.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy, which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Separate Accounts—NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II and NYLIAC Variable Annuity Separate Account-III, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Accounts’ Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

	Separate Accounts I and II	Separate Account III
Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn.[1]	7.00%	7.00%
Current maximum Surrender Charge as a percentage of the amount withdrawn.[1]	7.00%	7.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30	$30

[1]

The percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Policy Years 1 through 3; 6% during Policy Year 4; 5% during Policy Year 5; 4% during Policy Year 6; 3% during Policy Year 7; 2% during Policy Year 8; 1% during Policy Year 9; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

	Separate Accounts I and II	Separate Account III
Annual Policy Service Charge	Lesser of $30 or 2% of the Accumulation Value for policies with less than $10,000 of Accumulation Value.	$30 for policies with less than $20,000 of Accumulation Value.
Current and guaranteed maximum Separate Account Annual Expenses Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value, including mortality and expense risk and administrative fees).	1.30%	1.40%

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	N/A	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	N/A	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
For policies purchased on and after June 2, 2003: Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2015.	0.48%	1.95%
For policies purchased prior to June 2, 2003: Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2015.	0.27%	1.95%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015. The Fund or its agents provided the fees and charges that are based on 2015 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.80%	1.08%	(—)	1.08%
MainStay VP Emerging Markets Equity — Service Class	1.10%	0.25%	0.30%	0.06%	1.71%	(—)	1.71%
MainStay VP Emerging Markets Equity — Initial Class	1.10%	0.00%	0.30%	0.06%	1.46%	(—)	1.46%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.17%	1.45%	(—)	1.45%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.93%	1.20%	(—)	1.20%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.05%	1.32%	(—)	1.32%
Deutsche Alternative Asset Allocation VIP — Class B	0.31%	0.25%	0.27%	1.12%	1.95%	(0.24%)	1.71	%(i)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.08%	0.87%	(—)	0.87%
Fidelity® VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.09%	0.08%	0.62%	(—)	0.62%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.27%	0.11%	1.35%	(—)	1.35%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class(1)	1.25%	0.25%	0.45%	1.95%	(0.24%)	1.71	%(a)
MainStay VP Balanced — Service Class	0.70%	0.25%	0.09%	1.04%	(—)	1.04%
MainStay VP Bond — Service Class	0.48%	0.25%	0.04%	0.77%	(—)	0.77%
MainStay VP Bond — Initial Class	0.48%	0.00%	0.04%	0.52%	(—)	0.52%
MainStay VP Cash Management — Initial Class(2)	0.44%	0.00%	0.04%	0.48%	(—)	0.48%
MainStay VP Common Stock — Service Class	0.54%	0.25%	0.04%	0.83%	(—)	0.83%
MainStay VP Common Stock — Initial Class	0.54%	0.00%	0.04%	0.58%	(—)	0.58%
MainStay VP Convertible — Service Class	0.59%	0.25%	0.03%	0.87%	(—)	0.87%
MainStay VP Convertible — Initial Class	0.59%	0.00%	0.03%	0.62%	(—)	0.62%
MainStay VP Cornerstone Growth — Service Class	0.70%	0.25%	0.03%	0.98%	(—)	0.98%

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth — Initial Class	0.70%		0.00%	0.03%	0.73%	(—)	0.73%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.10%	1.60%	(—)	1.60%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(k)	0.25%	0.04%	1.10%	(—)	1.10%
MainStay VP Eagle Small Cap Growth — Initial Class*	0.81	%(k)	0.00%	0.04%	0.85%	(—)	0.85%
MainStay VP Epoch U.S. Small Cap — Service Class(3)	0.77%		0.25%	0.04%	1.06%	(—)	1.06%
MainStay VP Epoch U.S. Small Cap — Initial Class(3)	0.77%		0.00%	0.04%	0.81%	(—)	0.81%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.05%	0.80%	(—)	0.80%
MainStay VP Government — Initial Class	0.50%		0.00%	0.05%	0.55%	(—)	0.55%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.02%	0.83%	(—)	0.83%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%		0.00%	0.02%	0.58%	(—)	0.58%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.02%	1.03%	(—)	1.03%
MainStay VP ICAP Select Equity — Initial Class	0.76%		0.00%	0.02%	0.78%	(—)	0.78%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(—)	0.88%
MainStay VP Income Builder — Initial Class	0.57%		0.00%	0.06%	0.63%	(—)	0.63%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%	1.20%	(—)	1.20%
MainStay VP International Equity — Initial Class	0.89%		0.00%	0.06%	0.95%	(—)	0.95%
MainStay VP Janus Balanced — Service Class	0.55	%(l)	0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Janus Balanced — Initial Class*	0.55	%(l)	0.00%	0.03%	0.58%	(—)	0.58%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02	%(b)
MainStay VP Large Cap Growth — Initial Class	0.74%		0.00%	0.03%	0.77%	(—)	0.77	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(—)	1.02%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(0.02%)	1.12	%(g)
MainStay VP Mid Cap Core — Initial Class	0.85%		0.00%	0.04%	0.89%	(0.02%)	0.87	%(g)
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.22%	0.97%	(—)	0.97%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.03%	0.52%	(—)	0.52%
MainStay VP S&P 500 Index — Initial Class	0.24%		0.00%	0.03%	0.27%	(—)	0.27%
MainStay VP Small Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(—)	1.14%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%		0.00%	0.03%	0.77%	(—)	0.77%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.07%	0.90%	(—)	0.90%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.04%	0.93%	(—)	0.93%

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
American Funds IS® Global Small Capitalization Fundsm— Class 4	0.69%	0.25%		0.29%	1.23%	(—)	1.23%
American Funds IS® New World Fund® — Class 4	0.72%	0.25%		0.32%	1.29%	(—)	1.29%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%	0.25%		0.25%	1.12%	(0.13%)	0.99	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.53%	0.25%		0.29%	1.07%	(0.12%)	0.95	%(d)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%	0.25%		0.25%	1.13%	(—)	1.13%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%	0.25%		0.15%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%	0.25%		0.11%	1.23%	(0.05%)	1.18	%(h)
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%	0.25%		0.08%	1.08%	(—)	1.08%
Dreyfus IP Technology Growth Portfolio — Initial Shares	0.75%	0.00%		0.08%	0.83%	(—)	0.83%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%	0.25%		0.08%	0.88%	(—)	0.88%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%		0.08%	0.63%	(—)	0.63%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%	0.25%		0.12%	0.92%	(—)	0.92%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%	0.25%		0.08%	0.88%	(—)	0.88%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%		0.31%	1.27%	(0.01%)	1.26	%(e)
Janus Aspen Global Research Portfolio — Service Shares	0.74%	0.25%		0.11%	1.10%	(—)	1.10%
Janus Aspen Global Research Portfolio — Institutional Shares	0.74%	0.00%		0.11%	0.85%	(—)	0.85%
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.07%	1.07%	(—)	1.07%
MFS® Investors Trust Series — Initial Class	0.75%	0.00%		0.07%	0.82%	(—)	0.82%
MFS® Research Series — Service Class	0.75%	0.25%		0.07%	1.07%	(—)	1.07%
MFS® Research Series — Initial Class	0.75%	0.00%		0.07%	0.82%	(—)	0.82%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%		0.14%	1.23%	(—)	1.23%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.00%	1.00%	(—)	1.00%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%		0.01%	0.76%	(—)	0.76%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.01%	0.76%	(—)	0.76%
Royce Micro-Cap Portfolio — Investment Class(4)	1.25%	0.00%		0.07%	1.32%	(—)	1.32%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.25	%(j)	0.27%	1.32%	(0.07%)	1.25	%(f)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%		0.59%	1.14%	(—)	1.14%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(1)	Formerly known as MainStay VP Marketfield.
(2)	MainStay VP Cash Management intends to convert to a government money market fund sometime before October 2016. This means that, by October 2016, the fund’s investment strategy will be changed so that it invests at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities.
(3)	Formerly known as MainStay VP U.S. Small Cap.
(4)	On December 11, 2015, NYLIAC, on behalf of itself and its Separate Accounts, filed an application with the SEC to substitute shares of the Royce Micro-Cap Portfolio—Investment Class with shares of the MainStay VP Small Cap Core—Service Class. Subject to SEC approval, NYLIAC expects the substitution to occur on or around August 2016.
*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.
(f)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue until May 1, 2017 or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.18% for Class 2.
(i)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.59% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). These agreements may only be terminated with the consent of the fund’s Board.
(j)	The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.
(k)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(l)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, contract fees, separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. The annual policy service charge does not apply to policies with an Accumulation value of $20,000 or greater. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For New York Life Flexible Premium Variable Annuity Policies in Separate Account—III:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,021.09	$1,128.93	$1,923.38	$3,988.49	$1,021.09	$1,813.62	$2,432.31	$4,018.49	$351.75	$1,128.93	$1,923.38	$3,988.49
with EBB Rider	$1,050.11	$1,219.46	$2,070.02	$4,259.02	$1,050.11	$1,898.16	$2,571.64	$4,289.02	$382.72	$1,219.46	$2,070.02	$4,259.02

For New York Life Flexible Premium Variable Annuity Policies in Separate Account—I and II:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy —Service Class
without any Riders	$1,011.25	$1,040.09	$1,761.29	$3,666.89	$1,011.25	$1,730.57	$2,278.16	$3,696.89	$341.25	$1,040.09	$1,761.29	$3,666.89

QUESTIONS AND ANSWERS ABOUT

NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about New York Life Flexible Premium Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is New York Life Flexible Premium Variable Annuity?

A New York Life Flexible Premium Variable Annuity is a deferred variable annuity policy. NYLIAC issues the policy. You may allocate premium payments to the Investment Divisions of the applicable Separate Account, an Asset Allocation Model, as well as the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected and the interest credited to the amounts in the Fixed Account.

2. Where can I allocate my premium payments?

You can allocate your premium payments to one or more of the following Allocation Options:

(a)	SEPARATE ACCOUNTS

Separate Account I is used for Non-Qualified Policies and Separate Account II is used for Qualified Policies. Each of the Separate Accounts consists of 57 Investment Divisions, some of which may not be available under your policy. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

Separate Account III currently consists of 81 Investment Divisions, some of which may not be available under your policy. They offer investments in domestic and international markets. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen Investment Divisions, plus the Fixed Account.

(b)	FIXED ACCOUNT

Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date but certain restrictions apply. Generally, you can transfer a minimum amount of $500 between Investment Divisions, unless we agree otherwise. You can make transfers from the Fixed Account to the Investment Divisions or an Asset Allocation Model but certain restrictions apply. (See “THE FIXED ACCOUNT.”) Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “THE POLICIES—Transfers.”)

You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period.

4. What charges are assessed against the policy?

For Policies Investing in Separate Accounts-I & II:

Before the date we start making Income Payments to you, we will deduct a policy service charge on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $10,000. This charge will be the lesser of $30 or 2.00% of the Accumulation Value at the end of the Policy Year or on the date of surrender. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal, on an annual basis, to 0.10% of the net asset value of the applicable Separate Account. (See “OTHER CHARGES.”)

For Policies Investing in Separate Account-III:

Before the date we start making Income Payments to you, we will deduct a $30 policy service charge on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $20,000. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal, on an annual basis, to 0.20% of the net asset value of the Separate Account. (See “OTHER CHARGES.”)

The policies are also subject to a charge for certain mortality and expense risks NYLIAC assumes. We also deduct this charge on a daily basis. This charge is equal, on an annual basis, to 1.20% of the daily net asset value of the Separate Account. (See “OTHER CHARGES.”)

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn during the first nine Policy Years. The percentage declines after the first three Policy Years as follows:

Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total Premium Payments.

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of: (a) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you selected the Enhanced Beneficiary Benefit (“EBB”) Rider, we will deduct a charge each policy quarter that the rider is in effect. We will deduct this charge beginning in the first policy quarter after the Policy Date. This charge will be deducted from each Investment Division and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should consult your registered representative to determine the percentage we are currently charging before you select this rider. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which are attached to this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month, or pre-authorized monthly deductions of $165 per month or a $2,000 single premium;

(c)	for deferred compensation plans, $50 per month; and

(d)	for SEP plans, $600 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

(e)	For SIMPLE IRAs, $4,000 initial premium payment and, if part of a pre-authorized billing arrangement; $50 per month.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

For Non-Qualified Policies, the minimum initial premium payment is a $5,000 single premium or a $2,500 premium payment plus $50 per month as either a pre-authorized monthly deduction or as part of a pre-authorized monthly billing arrangement. Additional premium payments must be at least $50 each or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC at one of the addresses listed in Question 17 of this Prospectus or through pre-authorized monthly deductions from banks, credit unions or similar accounts and public or private employee payroll deductions. The maximum aggregate amount of premium payments we accept without prior approval is $1,000,000.

For policies investing in Separate Accounts–I and II that were issued for delivery in New York from August 1995 to August 1997, the following minimum initial and maximum additional premium payment requirements apply:

(a)	For Non-Qualified Policies, the minimum single premium payment is $2,500 plus $50 per month as either a pre-authorized monthly deduction or as part of a pre-authorized monthly billing arrangement. The maximum total dollar amount of premium payments in any Policy Year may not exceed $4,999.99.

(b)	For TSA policies, Section 457 deferred compensation plan policies, Simplified Employee Pension (“SEP”) plan policies and any other Qualified Policies, premium payments may only be made through a pre-authorized billing arrangement. The maximum dollar amount of scheduled premium payments may not exceed the applicable annual plan limit as specified in the Internal Revenue Code.

(c)	For TSA transfer premium payments made to an existing TSA policy, the maximum dollar amount of transfer premium payments in the first Policy Year may not exceed $1,999.99. For any additional TSA transfer premium payments made in the second or subsequent Policy Years, the maximum total dollar amount of annual transfer premium payments may not exceed $4,999.99.

(d)	For Individual Retirement Annuity (“IRA”) policies, the minimum premium payment is $1,200 initial and $100 scheduled under a pre-authorized monthly deduction arrangement, or $100 scheduled under a pre- authorized monthly deduction arrangement, or $2,000 lump sum. For any additional premium payments made in the second or subsequent Policy Years, the maximum total dollar amount of annual premium payments may not exceed $4,999.99.

6. How are premium payments allocated?

We allocate the initial premium payment to the Investment Divisions and Fixed Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated to an Allocation Option at the close of the Business Day on which they were received. (See “THE POLICIES—Policy Application and Premium Payments.”) You may raise or lower the percentages (which must be in whole numbers), of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Investment Divisions to which you may allocate your Accumulation Value. Acceptance of initial and additional premium payments is subject to our suitability standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals, outstanding loans and surrender charges are less than $2,000, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Fixed Income Payments will always be the same specified amount. (See “INCOME PAYMENTS.”) we may offer other options, at our discretion, where permitted by state law.

10. What happens if I die or the Annuitant dies before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value, less any outstanding loan balance, as of the day we receive a claim form in Good Order

(b)	the sum of all premium payments made less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, less any rider charges, or

(c)	the “reset value” (as described in this Prospectus), plus any additional premium payments made since the most recent “reset date,” less any outstanding loan balance, partial withdrawals and applicable surrender charges since the most recent “reset date.” This feature is only available for policies investing in Separate Account-III.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11 below. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death or the Annuitant’s death. If you elect the EBB Rider and the Enhanced Spousal Continuance Rider (“ESC”) Rider applies, see the EBB and ESC Riders.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to the NYLIAC Variable Products Service Center at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation in Good Order. Except in jurisdictions where you are entitled by law to receive the total of premium payments made under the policy less any prior withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or NYLIAC’s Variable Products Service Center receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased your policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES—Virtual Service Center and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES—Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments must be sent to one of the following addresses:

Regular Mail	NYLIAC
75 Remittance Drive
Suite 3021
Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021
c/o The Northern Trust Bank
350 North Orleans Street
Receipt & Dispatch, 8th Floor
Chicago, IL 60654

Subsequent premium payments and loan repayments will be credited as of the Business Day they are received in Good Order at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES—Policy Application and Premium Payments.”)

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2015, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

SEPARATE ACCOUNT-III

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Values and units shown are for full year periods beginning January 1 except where indicated. The policies were first offered on May 1, 1995. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Some Investment Divisions offered in policies issued prior to June 2, 2003 differ from Investment Divisions offered in policies issued on or after June 2, 2003. The initial class of the following Eligible Portfolios of the MainStay VP Funds Trust is available only for policies issued before June 2, 2003: MainStay VP Bond, MainStay VP Common Stock, MainStay VP Convertible, MainStay VP Cornerstone Growth, MainStay VP Emerging Markets Equity, MainStay VP Epoch U.S. Small Cap, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP ICAP Select Equity, MainStay VP Income Builder, MainStay VP International Equity, MainStay VP Janus Balanced, MainStay VP Large Cap Growth, MainStay VP Mid Cap Core, MainStay VP S&P 500 Index and MainStay VP T. Rowe Price Equity Income.

	Accumulation unit value		Number of
	Beginning of period	End of period	accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2015	9.56	8.67	1,139
2014	11.04	9.56	1,304
2013(d)	10.00	11.04	1,051
MainStay VP Balanced – Service Class
2015	16.62	15.88	2,332
2014	15.31	16.62	2,360
2013	12.82	15.31	2,321
2012	11.63	12.82	2,202
2011	11.51	11.63	2,331
2010	10.30	11.51	2,442
2009	8.51	10.30	2,566
2008	11.51	8.51	2,966
2007	11.38	11.51	3,754
2006	10.46	11.38	4,111
MainStay VP Bond – Initial Class
2015	22.27	22.01	1,799
2014	21.35	22.27	2,077
2013	22.05	21.35	2,401
2012	21.36	22.05	3,065
2011	20.20	21.36	3,423
2010	19.00	20.20	4,083
2009	17.87	19.00	4,350
2008	17.47	17.87	4,854
2007	16.64	17.47	5,935
2006	16.14	16.64	6,999
MainStay VP Bond – Service Class
2015	13.45	13.20	2,141
2014	12.97	13.45	2,307
2013	13.48	12.97	2,465
2012	13.22	13.48	2,831
2011	12.61	13.22	2,544
2010	11.88	12.61	2,338
2009	11.21	11.88	1,931
2008	10.99	11.21	1,868
2007	10.49	10.99	1,553
2006	10.20	10.49	1,297
MainStay VP Cash Management – Initial Class
2015	1.24	1.23	40,857
2014	1.26	1.24	41,024
2013	1.28	1.26	47,181
2012	1.31	1.28	55,543

	Accumulation unit value		Number of
	Beginning of period	End of period	accumulation units
2011	1.33	1.31	74,223
2010	1.35	1.33	63,661
2009	1.36	1.35	81,717
2008	1.35	1.36	127,879
2007	1.31	1.35	90,100
2006	1.27	1.31	71,765
MainStay VP Common Stock – Initial Class
2015	41.16	40.94	1,873
2014	36.45	41.16	2,110
2013	27.24	36.45	2,365
2012	23.67	27.24	2,683
2011	23.63	23.67	3,190
2010	21.28	23.63	3,746
2009	17.63	21.28	4,440
2008	28.11	17.63	5,082
2007	27.11	28.11	6,457
2006	23.61	27.11	8,043
MainStay VP Common Stock – Service Class
2015	21.85	21.32	730
2014	19.65	21.85	707
2013	14.86	19.65	682
2012	13.00	14.86	664
2011	13.02	13.00	699
2010	11.75	13.02	746
2009	9.76	11.75	764
2008	15.61	9.76	752
2007	15.09	15.61	745
2006	13.17	15.09	662
MainStay VP Conservative Allocation – Service Class
2015	14.85	14.35	5,973
2014	14.53	14.85	6,344
2013	13.13	14.53	6,426
2012	12.12	13.13	6,481
2011	11.99	12.12	6,099
2010	10.88	11.99	5,257
2009	9.05	10.88	4,445
2008	11.28	9.05	3,955
2007	10.66	11.28	3,010
2006(a)	10.00	10.66	1,612
MainStay VP Convertible – Initial Class
2015	32.84	31.96	1,744
2014	30.84	32.84	1,921
2013	24.95	30.84	2,159
2012	23.19	24.95	2,441
2011	24.69	23.19	2,884
2010	21.24	24.69	3,299
2009	14.75	21.24	3,805
2008	22.80	14.75	4,241
2007	20.13	22.80	5,245
2006	18.49	20.13	6,442
MainStay VP Convertible – Service Class
2015	19.64	18.97	2,033
2014	18.79	19.64	2,190
2013	15.49	18.79	2,202
2012	14.73	15.49	2,224
2011	15.87	14.73	2,164
2010	13.69	15.87	2,026
2009	9.53	13.69	1,830
2008	14.77	9.53	1,561
2007	13.07	14.77	1,392
2006	12.03	13.07	1,248
MainStay VP Cornerstone Growth – Initial Class
2015	26.15	26.46	3,063
2014	24.37	26.15	3,468

	Accumulation unit value		Number of
	Beginning of period	End of period	accumulation units
2013	19.82	24.37	3,935
2012	17.49	19.82	4,493
2011	17.98	17.49	5,173
2010	16.25	17.98	5,925
2009	12.28	16.25	6,886
2008	20.37	12.28	7,796
2007	18.38	20.37	9,739
2006	17.85	18.38	12,330
MainStay VP Cornerstone Growth – Service Class
2015	17.33	17.43	605
2014	16.21	17.33	669
2013	13.24	16.21	729
2012	11.73	13.24	790
2011	12.11	11.73	824
2010	10.97	12.11	824
2009	8.31	10.97	830
2008	13.83	8.31	841
2007	12.51	13.83	888
2006	12.17	12.51	859
MainStay VP Cushing® Renaissance Advantage – Service Class
2015(f)	10.00	7.44	40
MainStay VP Eagle Small Cap Growth – Initial Class
2014	12.75	12.59	2,761
2013	9.87	12.75	3,651
2012(c)	10.00	9.87	4,194
MainStay VP Eagle Small Cap Growth – Service Class
2015	12.77	12.40	817
2014	12.68	12.77	798
2013	9.85	12.68	828
2012(c)	10.00	9.85	858
MainStay VP Emerging Markets Equity – Initial Class
2015	8.09	6.69	1,779
2014	9.32	8.09	2,019
2013	10.00	9.32	2,311
2012(c)	10.00	10.00	2,830
MainStay VP Emerging Markets Equity – Service Class
2015	8.03	6.62	3,139
2014	9.28	8.03	3,279
2013	9.97	9.28	3,271
2012(c)	10.00	9.97	3,256
MainStay VP Epoch U.S. Small Cap – Initial Class
2015	19.40	18.39	890
2014	18.46	19.40	995
2013	13.57	18.46	1,166
2012	12.20	13.57	1,209
2011	12.72	12.20	1,449
2010	10.32	12.72	1,768
2009	7.42	10.32	2,129
2008	14.26	7.42	1,006
2007	10.62	14.26	1,275
2006	9.57	10.62	1,389
MainStay VP Epoch U.S. Small Cap – Service Class
2015	24.78	22.93	1,025
2014	24.31	24.78	1,103
2013	18.27	24.31	1,139
2012	16.70	18.27	1,103
2011	17.53	16.70	1,146
2010	14.25	17.53	1,190
2009	10.27	14.25	1,198
2008	19.79	10.27	423
2007	14.78	19.79	404
2006	13.34	14.78	316
MainStay VP Floating Rate – Service Class
2015	12.00	11.87	4,708
2014	12.15	12.00	4,494

	Accumulation unit value		Number of
	Beginning of period	End of period	accumulation units
2013	11.85	12.15	4,792
2012	11.31	11.85	4,644
2011	11.27	11.31	4,520
2010	10.59	11.27	4,790
2009	8.06	10.59	4,742
2008	10.62	8.06	3,380
2007	10.52	10.62	4,749
2006	10.10	10.52	6,301
MainStay VP Government – Initial Class
2015	20.19	20.01	1,278
2014	19.57	20.19	1,515
2013	20.35	19.57	1,748
2012	19.85	20.35	2,184
2011	18.99	19.85	2,650
2010	18.28	18.99	3,179
2009	18.24	18.28	3,659
2008	16.85	18.24	4,740
2007	16.02	16.85	4,166
2006	15.61	16.02	5,160
MainStay VP Government – Service Class
2015	12.46	12.27	1,580
2014	12.17	12.46	1,718
2013	12.67	12.17	1,761
2012	12.44	12.67	2,073
2011	11.98	12.44	2,203
2010	11.56	11.98	2,112
2009	11.57	11.56	1,877
2008	10.71	11.57	2,232
2007	10.21	10.71	1,190
2006	9.97	10.21	1,005
MainStay VP Growth Allocation – Service Class
2015	14.97	14.20	3,887
2014	14.61	14.97	3,961
2013	11.40	14.61	3,758
2012	10.07	11.40	3,678
2011	10.53	10.07	3,692
2010	9.30	10.53	3,799
2009	7.39	9.30	3,697
2008	12.03	7.39	3,357
2007	11.08	12.03	2,631
2006(a)	10.00	11.08	1,524
MainStay VP High Yield Corporate Bond – Initial Class
2015	37.20	36.11	4,651
2014	37.06	37.20	5,395
2013	35.25	37.06	6,279
2012	31.52	35.25	7,247
2011	30.08	31.52	8,021
2010	27.07	30.08	9,461
2009	19.22	27.07	10,751
2008	25.68	19.22	11,326
2007	25.46	25.68	14,914
2006	23.05	25.46	18,683
MainStay VP High Yield Corporate Bond – Service Class
2015	18.73	17.87	7,469
2014	19.09	18.73	7,991
2013	18.63	19.09	8,120
2012	17.12	18.63	7,812
2011	16.51	17.12	7,049
2010	14.90	16.51	6,755
2009	10.60	14.90	6,001
2008	14.20	10.60	5,054
2007	14.12	14.20	5,387
2006	12.81	14.12	4,654
MainStay VP ICAP Select Equity – Initial Class
2015	20.15	19.11	5,408

	Accumulation unit value		Number of
	Beginning of period	End of period	accumulation units
2014	18.76	20.15	6,061
2013	14.61	18.76	6,940
2012	12.81	14.61	7,995
2011	13.19	12.81	9,516
2010	11.32	13.19	11,339
2009	8.87	11.32	13,405
2008	14.42	8.87	11,955
2007	13.68	14.42	4,594
2006	11.63	13.68	2,640
MainStay VP ICAP Select Equity – Service Class
2015	21.19	19.84	3,559
2014	19.96	21.19	3,837
2013	15.72	19.96	4,084
2012	13.92	15.72	4,261
2011	14.41	13.92	4,480
2010	12.40	14.41	4,478
2009	9.74	12.40	4,366
2008	15.87	9.74	2,583
2007	15.10	15.87	1,166
2006	12.87	15.10	413
MainStay VP Income Builder – Initial Class
2015	30.87	29.38	1,958
2014	28.96	30.87	2,208
2013	24.81	28.96	2,435
2012	21.88	24.81	2,699
2011	21.31	21.88	3,044
2010	18.82	21.31	3,491
2009	15.45	18.82	4,058
2008	21.45	15.45	4,775
2007	20.23	21.45	6,205
2006	18.74	20.23	7,691
MainStay VP Income Builder – Service Class
2015	18.13	17.01	1,083
2014	17.24	18.13	1,097
2013	14.97	17.24	961
2012	13.31	14.97	897
2011	13.21	13.31	846
2010	11.70	13.21	754
2009	9.63	11.70	743
2008	13.39	9.63	731
2007	12.66	13.39	746
2006	11.76	12.66	720
MainStay VP International Equity – Initial Class
2015	24.49	25.64	774
2014	25.50	24.49	852
2013	22.46	25.50	1,009
2012	19.07	22.46	1,188
2011	23.03	19.07	1,448
2010	22.26	23.03	1,680
2009	18.92	22.26	1,985
2008	25.81	18.92	2,432
2007	24.94	25.81	3,273
2006	19.26	24.94	3,643
MainStay VP International Equity – Service Class
2015	17.24	17.88	1,847
2014	18.18	17.24	2,031
2013	16.26	18.18	2,087
2012	13.94	16.26	2,093
2011	17.00	13.94	2,176
2010	16.47	17.00	2,071
2009	14.03	16.47	1,896
2008	19.19	14.03	1,863
2007	18.59	19.19	1,806
2006	14.39	18.59	1,339

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
MainStay VP Janus Balanced – Initial Class
2015	13.23	13.14	12,154
2014	12.35	13.23	13,674
2013	10.42	12.35	15,534
2012(c)	10.00	10.42	17,731
MainStay VP Janus Balanced – Service Class
2015	13.14	13.02	3,700
2014	12.29	13.14	3,811
2013	10.40	12.29	3,816
2012(c)	10.00	10.40	3,800
MainStay VP Large Cap Growth – Initial Class
2015	24.00	25.12	1,380
2014	22.00	24.00	1,481
2013	16.34	22.00	1,719
2012	14.65	16.34	1,965
2011	14.90	14.65	2,165
2010	13.01	14.90	2,526
2009	9.42	13.01	2,923
2008	15.61	9.42	3,167
2007	13.04	15.61	3,618
2006	12.33	13.04	4,322
MainStay VP Large Cap Growth – Service Class
2015	19.88	20.59	1,476
2014	18.48	19.88	1,481
2013	13.92	18.48	1,568
2012	12.66	13.92	1,576
2011	13.07	12.66	1,415
2010	11.44	13.07	1,170
2009	8.31	11.44	994
2008	13.79	8.31	785
2007	11.56	13.79	586
2006	10.96	11.56	419
MainStay VP MFS® Utilities – Service Class
2015	14.09	11.87	11,653
2014	12.71	14.09	12,687
2013	10.74	12.71	12,963
2012(c)	10.00	10.74	13,151
MainStay VP Mid Cap Core – Initial Class
2015	28.50	27.07	1,546
2014	25.27	28.50	1,734
2013	18.02	25.27	1,968
2012	15.55	18.02	2,167
2011	16.26	15.55	2,583
2010	13.33	16.26	3,044
2009	9.87	13.33	3,684
2008	17.34	9.87	1,936
2007	16.74	17.34	2,539
2006	14.77	16.74	2,876
MainStay VP Mid Cap Core – Service Class
2015	29.00	26.99	2,087
2014	26.30	29.00	2,258
2013	19.10	26.30	2,375
2012	16.69	19.10	2,390
2011	17.57	16.69	2,527
2010	14.45	17.57	2,611
2009	10.73	14.45	2,647
2008	18.88	10.73	1,202
2007	18.28	18.88	1,176
2006	16.17	18.28	986
MainStay VP Moderate Allocation – Service Class
2015	15.11	14.57	8,159
2014	14.76	15.11	8,468
2013	12.68	14.76	8,345
2012	11.49	12.68	7,985

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
2011	11.60	11.49	7,965
2010	10.42	11.60	7,937
2009	8.53	10.42	7,000
2008	11.59	8.53	6,063
2007	10.83	11.59	4,704
2006(a)	10.00	10.83	2,780
MainStay VP Moderate Growth Allocation – Service Class
2015	15.35	14.67	8,833
2014	15.01	15.35	8,848
2013	12.18	15.01	8,618
2012	10.85	12.18	8,459
2011	11.20	10.85	8,532
2010	9.96	11.20	8,494
2009	7.88	9.96	7,701
2008	11.87	7.88	6,919
2007	11.03	11.87	5,620
2006(a)	10.00	11.03	3,194
MainStay VP PIMCO Real Return – Service Class
2015	9.41	9.04	2,008
2014	9.33	9.41	2,406
2013	10.43	9.33	2,854
2012(c)	10.00	10.43	3,871
MainStay VP S&P 500 Index – Initial Class
2015	40.21	40.09	3,868
2014	35.98	40.21	4,423
2013	27.64	35.98	4,959
2012	24.23	27.64	5,643
2011	24.13	24.23	6,423
2010	21.33	24.13	7,461
2009	17.13	21.33	8,848
2008	27.58	17.13	10,145
2007	26.58	27.58	12,943
2006	23.35	26.58	16,021
MainStay VP S&P 500 Index – Service Class
2015	20.68	20.31	3,110
2014	18.72	20.68	3,241
2013	14.52	18.72	3,281
2012	12.86	14.52	3,373
2011	12.87	12.86	3,316
2010	11.40	12.87	3,357
2009	9.18	11.40	3,362
2008	14.82	9.18	3,315
2007	14.32	14.82	3,356
2006	12.61	14.32	3,049
MainStay VP T. Rowe Price Equity Income – Initial Class
2015	14.55	13.38	2,938
2014	13.70	14.55	3,316
2013	10.66	13.70	3,898
2012(c)	10.00	10.66	4,312
MainStay VP T. Rowe Price Equity Income – Service Class
2015	14.45	13.25	2,452
2014	13.64	14.45	2,760
2013	10.63	13.64	2,986
2012(c)	10.00	10.63	3,135
MainStay VP Unconstrained Bond – Service Class
2015	11.23	10.77	2,275
2014	11.20	11.23	2,102
2013	10.93	11.20	1,641
2012	9.76	10.93	1,100
2011(b)	10.00	9.76	304
MainStay VP Van Eck Global Hard Assets – Initial Class
2015	7.86	5.20	9,064
2014	9.82	7.86	9,212
2013	8.97	9.82	9,689

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
2012(c)	10.00	8.97	11,090
American Funds IS® Global Small Capitalization FundSM – Class 4
2015(f)	10.00	9.20	33
American Funds IS® New World Fund® – Class 4
2015	9.17	8.73	250
2014(e)	10.00	9.17	87
BlackRock® Global Allocation V.I. Fund – Class III
2015	10.99	10.73	1,835
2014	10.93	10.99	1,941
2013	9.69	10.93	1,925
2012	8.94	9.69	1,484
2011(b)	10.00	8.94	614
BlackRock® High Yield V.I. Fund – Class III
2015	9.83	9.32	272
2014(e)	10.00	9.83	115
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015(f)	10.00	7.54	7
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015(f)	10.00	9.41	3
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	17.83	16.43	816
2014	17.74	17.83	904
2013	13.60	17.74	947
2012	12.54	13.60	944
2011	13.59	12.54	1,016
2010	10.89	13.59	1,102
2009	8.84	10.89	1,060
2008	12.48	8.84	1,131
2007	12.99	12.48	1,274
2006	11.03	12.99	1,275
Dreyfus IP Technology Growth Portfolio – Service Shares
2015	20.96	21.57	731
2014	20.28	20.96	749
2013	15.81	20.28	791
2012	14.15	15.81	871
2011	15.76	14.15	790
2010	12.33	15.76	733
2009	7.96	12.33	661
2008	13.74	7.96	538
2007	12.18	13.74	525
2006	11.87	12.18	476
Dreyfus IP Technology Growth Portfolio – Initial Shares
2015	17.06	17.86	490
2014	16.19	17.06	503
2013	12.37	16.19	584
2012	10.85	12.37	757
2011	11.93	10.85	676
2010	9.31	11.93	896
2009	5.99	9.31	1,003
2008	10.32	5.99	817
2007	9.12	10.32	1,065
2006	8.87	9.12	1,284
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2015	24.68	23.86	3,589
2014	22.97	24.68	3,725
2013	18.14	22.97	3,816
2012	16.09	18.14	3,857
2011	16.89	16.09	3,960
2010	14.65	16.89	3,939
2009	10.97	14.65	3,793
2008	19.41	10.97	3,621
2007	16.78	19.41	3,275
2006	15.27	16.78	2,697
Fidelity® VIP Contrafund® Portfolio – Initial Class
2015	42.76	42.45	2,878

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
2014	38.74	42.76	3,225
2013	29.92	38.74	3,688
2012	26.07	29.92	4,232
2011	27.12	26.07	4,975
2010	23.46	27.12	5,843
2009	17.53	23.46	6,908
2008	30.93	17.53	8,044
2007	26.67	30.93	10,034
2006	24.21	26.67	12,342
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2015	19.37	18.19	1,613
2014	18.19	19.37	1,788
2013	14.52	18.19	1,928
2012	12.62	14.52	2,024
2011	12.72	12.62	2,124
2010	11.23	12.72	2,189
2009	8.77	11.23	2,193
2008	15.54	8.77	2,184
2007	15.57	15.54	2,168
2006	13.16	15.57	1,806
Fidelity® VIP Equity Income Portfolio – Initial Class
2015	28.16	26.66	1,723
2014	26.26	28.16	1,968
2013	20.78	26.26	2,283
2012	17.97	20.78	2,544
2011	18.04	17.97	2,957
2010	15.89	18.04	3,504
2009	12.38	15.89	4,177
2008	21.89	12.38	4,926
2007	21.86	21.89	6,579
2006	18.45	21.86	8,089
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	11.27	11.70	287
2014(e)	10.00	11.27	17
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	27.28	26.05	2,353
2014	26.72	27.28	2,620
2013	20.34	26.72	2,760
2012	18.37	20.34	2,903
2011	21.14	18.37	3,095
2010	16.68	21.14	3,189
2009	12.10	16.68	3,057
2008	20.32	12.10	3,172
2007	17.87	20.32	3,593
2006	16.12	17.87	3,833
Invesco V.I. American Value Fund – Series II Shares
2015	12.73	11.37	313
2014	11.79	12.73	224
2013(d)	10.00	11.79	81
Invesco V.I. International Growth Fund – Series II Shares
2014(e)	10.00	9.29	357
Janus Aspen Global Research Portfolio – Service Shares
2015	16.83	16.02	709
2014	16.05	16.83	708
2013	12.86	16.05	744
2012	11.00	12.86	744
2011	13.03	11.00	699
2010	11.44	13.03	693
2009	8.44	11.44	649
2008	15.51	8.44	589
2007	14.38	15.51	545
2006	12.37	14.38	476
Janus Aspen Global Research Portfolio – Institutional Shares
2015	22.85	22.01	2,422

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
2014	21.56	22.85	2,673
2013	17.03	21.56	3,044
2012	14.38	17.03	3,436
2011	16.90	14.38	3,988
2010	14.80	16.90	4,556
2009	10.90	14.80	5,317
2008	19.97	10.90	6,031
2007	18.48	19.97	7,468
2006	15.85	18.48	9,403
MFS® Investors Trust Series – Service Class
2015	20.65	19.71	165
2014	19.38	20.65	148
2013	15.10	19.38	147
2012	13.02	15.10	139
2011	13.60	13.02	133
2010	12.44	13.60	133
2009	9.97	12.44	127
2008	15.14	9.97	124
2007	13.96	15.14	104
2006	12.56	13.96	100
MFS® Investors Trust Series – Initial Class
2015	17.52	17.32	353
2014	16.01	17.52	412
2013	12.29	16.01	485
2012	10.46	12.29	559
2011	10.84	10.46	608
2010	9.90	10.84	735
2009	7.91	9.90	897
2008	11.99	7.91	1,050
2007	11.03	11.99	1,374
2006	9.90	11.03	1,764
MFS® Research Series – Service Class
2015	21.94	21.70	144
2014	20.84	21.94	162
2013	16.43	20.84	166
2012	14.52	16.43	149
2011	14.84	14.52	146
2010	13.01	14.84	150
2009	10.14	13.01	147
2008	16.13	10.14	141
2007	14.48	16.13	143
2006	13.33	14.48	130
MFS® Research Series – Initial Class
2015	19.47	19.35	433
2014	17.92	19.47	488
2013	13.74	17.92	540
2012	11.88	13.74	612
2011	12.10	11.88	725
2010	10.59	12.10	855
2009	8.22	10.59	1,022
2008	13.05	8.22	1,211
2007	11.69	13.05	1,536
2006	10.73	11.69	2,180
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	23.92	23.48	674
2014	23.29	23.92	533
2013	18.28	23.29	553
2012	17.06	18.28	615
2011	17.40	17.06	530
2010	13.70	17.40	508
2009	10.58	13.70	463
2008	18.99	10.58	525
2007	15.76	18.99	514
2006	13.96	15.76	349

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.64	10.51	641
2014(e)	10.00	10.64	241
PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.13	10.03	524
2014(e)	10.00	10.13	208
Royce Micro-Cap Portfolio – Investment Class
2015	16.08	13.86	1,420
2014	17.22	16.08	1,595
2013	14.78	17.22	1,647
2012	14.22	14.78	1,697
2011	16.63	14.22	1,727
2010	12.97	16.63	1,697
2009	8.32	12.97	1,531
2008	14.88	8.32	1,370
2007	14.51	14.88	1,353
2006	12.16	14.51	1,051
UIF U.S. Real Estate Portfolio – Class II
2015	11.45	11.51	789
2014	8.97	11.45	807
2013(d)	10.00	8.97	137
Victory VIF Diversified Stock Fund – Class A Shares
2015	18.60	17.71	272
2014	17.19	18.60	307
2013	13.05	17.19	344
2012	11.40	13.05	357
2011	12.40	11.40	428
2010	11.20	12.40	497
2009	8.94	11.20	550
2008	14.59	8.94	567
2007	13.45	14.59	545
2006	12.00	13.45	578

(a)	For the period February 13, 2006 (commencement of operations in the Separate Account) through December 31, 2006.
(b)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(c)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(d)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(e)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(f)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Values and units shown are for full year periods beginning January 1 except where indicated. The policies were first offered on January 29, 1993. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2015	9.58	8.70	157
2014	11.04	9.58	187
2013(d)	10.00	11.04	139
MainStay VP Balanced – Service Class
2015	16.99	16.29	329
2014	15.56	16.99	355
2013	12.97	15.56	326
2012	11.72	12.97	268
2011	11.58	11.72	299
2010	10.35	11.58	339
2009	8.54	10.35	375
2008	11.55	8.54	482
2007	11.41	11.55	636
2006	10.47	11.41	659
MainStay VP Bond – Initial Class
2015	23.84	23.59	488
2014	22.82	23.84	565
2013	23.55	22.82	639
2012	22.80	23.55	778
2011	21.54	22.80	848
2010	20.23	21.54	938
2009	19.02	20.23	970
2008	18.57	19.02	1,055
2007	17.67	18.57	1,230
2006	17.12	17.67	1,391
MainStay VP Cash Management – Initial Class
2015	1.35	1.33	7,639
2014	1.36	1.35	7,412
2013	1.38	1.36	8,234
2012	1.40	1.38	8,941
2011	1.42	1.40	10,867
2010	1.44	1.42	11,031
2009	1.46	1.44	15,559
2008	1.44	1.46	22,009
2007	1.39	1.44	15,515
2006	1.35	1.39	13,408
MainStay VP Common Stock – Initial Class
2015	48.07	47.85	725
2014	42.52	48.07	794
2013	31.75	42.52	886
2012	27.56	31.75	992
2011	27.49	27.56	1,186
2010	24.73	27.49	1,366
2009	20.47	24.73	1,584
2008	32.60	20.47	1,768
2007	31.41	32.60	2,135
2006	27.32	31.41	2,492
MainStay VP Conservative Allocation – Service Class
2015	15.06	14.62	820

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
2014	14.66	15.06	900
2013	13.18	14.66	905
2012	12.09	13.18	973
2011	11.93	12.09	925
2010	10.82	11.93	831
2009	8.99	10.82	733
2008	11.19	8.99	681
2007	10.57	11.19	459
2006(a)	10.00	10.57	239
MainStay VP Convertible – Initial Class
2015	33.25	32.38	354
2014	31.19	33.25	380
2013	25.21	31.19	408
2012	23.40	25.21	433
2011	24.89	23.40	486
2010	21.39	24.89	523
2009	14.84	21.39	577
2008	22.92	14.84	589
2007	20.22	22.92	684
2006	18.55	20.22	787
MainStay VP Cornerstone Growth – Initial Class
2015	33.79	34.22	1,711
2014	31.46	33.79	1,890
2013	25.56	31.46	2,072
2012	22.52	25.56	2,314
2011	23.14	22.52	2,633
2010	20.89	23.14	2,942
2009	15.77	20.89	3,358
2008	26.14	15.77	3,774
2007	23.56	26.14	4,474
2006	22.85	23.56	5,408
MainStay VP Cushing® Renaissance Advantage – Service Class
2015(f)	10.00	7.44	3
MainStay VP Eagle Small Cap Growth – Initial Class
2015	12.92	12.64	597
2014	12.77	12.92	673
2013	9.88	12.77	750
2012(c)	10.00	9.88	888
MainStay VP Eagle Small Cap Growth – Service Class
2015	11.73	11.45	16
2014	11.62	11.73	8
2013(d)	10.00	11.62	4
MainStay VP Emerging Markets Equity – Initial Class
2015	8.11	6.71	626
2014	9.34	8.11	727
2013	10.00	9.34	827
2012(c)	10.00	10.00	949
MainStay VP Epoch U.S. Small Cap – Initial Class
2015	21.76	20.65	204
2014	20.68	21.76	226
2013	15.19	20.68	246
2012	13.65	15.19	240
2011	14.21	13.65	289
2010	11.52	14.21	327
2009	8.27	11.52	390
2008	15.88	8.27	205
2007	11.82	15.88	234
2006	10.63	11.82	248
MainStay VP Floating Rate – Service Class
2015	12.29	12.15	451
2014	12.37	12.29	486
2013	12.03	12.37	549
2012	11.40	12.03	608
2011	11.33	11.40	640

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
2010	10.65	11.33	749
2009	8.09	10.65	589
2008	10.65	8.09	448
2007	10.54	10.65	715
2006	10.10	10.54	591
MainStay VP Government – Initial Class
2015	22.69	22.51	351
2014	21.97	22.69	413
2013	22.82	21.97	481
2012	22.24	22.82	611
2011	21.26	22.24	691
2010	20.44	21.26	878
2009	20.38	20.44	940
2008	18.80	20.38	1,105
2007	17.86	18.80	1,035
2006	17.38	17.86	1,218
MainStay VP Growth Allocation – Service Class
2015	15.23	14.53	375
2014	14.75	15.23	407
2013	11.45	14.75	363
2012	10.07	11.45	344
2011	10.50	10.07	389
2010	9.27	10.50	413
2009	7.36	9.27	465
2008	11.97	7.36	502
2007	11.01	11.97	448
2006(a)	10.00	11.01	282
MainStay VP High Yield Corporate Bond – Initial Class
2015	38.14	37.05	1,245
2014	37.96	38.14	1,437
2013	36.06	37.96	1,614
2012	32.21	36.06	1,818
2011	30.71	32.21	1,934
2010	27.61	30.71	2,162
2009	19.59	27.61	2,364
2008	26.15	19.59	2,507
2007	25.89	26.15	3,279
2006	23.41	25.89	3,783
MainStay VP ICAP Select Equity – Initial Class
2015	21.26	20.19	1,715
2014	19.78	21.26	1,884
2013	15.38	19.78	2,094
2012	13.48	15.38	2.273
2011	13.86	13.48	2,654
2010	11.88	13.86	3,013
2009	9.30	11.88	3,446
2008	15.10	9.30	3,156
2007	14.32	15.10	746
2006	12.16	14.32	353
MainStay VP Income Builder – Initial Class
2015	37.80	36.01	1,104
2014	35.43	37.80	1,216
2013	30.32	35.43	1,317
2012	26.71	30.32	1,418
2011	25.99	26.71	1,621
2010	22.94	25.99	1,822
2009	18.81	22.94	2,037
2008	26.08	18.81	2,315
2007	24.57	26.08	2,895
2006	22.74	24.57	3,445
MainStay VP International Equity – Initial Class
2015	24.12	25.27	302
2014	25.09	24.12	337
2013	22.08	25.09	368

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
2012	18.72	22.08	404
2011	22.59	18.72	487
2010	21.82	22.59	563
2009	18.52	21.82	656
2008	25.24	18.52	757
2007	24.37	25.24	912
2006	18.80	24.37	937
MainStay VP Janus Balanced – Initial Class
2015	13.27	13.19	3,038
2014	12.37	13.27	3,347
2013	10.43	12.37	3,698
2012(c)	10.00	10.43	4,077
MainStay VP Large Cap Growth – Initial Class
2015	24.99	26.19	311
2014	22.88	24.99	321
2013	16.99	22.88	330
2012	15.22	16.99	375
2011	15.45	15.22	411
2010	13.48	15.45	430
2009	9.75	13.48	474
2008	16.14	9.75	488
2007	13.47	16.14	478
2006	12.73	13.47	534
MainStay VP MFS® Utilities – Service Class
2015	14.13	11.91	1,662
2014	12.73	14.13	1,832
2013	10.75	12.73	1,882
2012(c)	10.00	10.75	1,912
MainStay VP Mid Cap Core – Initial Class
2015	29.37	27.92	486
2014	26.01	29.37	523
2013	18.53	26.01	540
2012	15.98	18.53	567
2011	16.69	15.98	664
2010	13.67	16.69	774
2009	10.12	13.67	910
2008	17.74	10.12	458
2007	17.11	17.74	590
2006	15.08	17.11	631
MainStay VP Moderate Allocation – Service Class
2015	15.45	14.96	1,196
2014	14.99	15.45	1,261
2013	12.78	14.99	1,231
2012	11.53	12.78	1,325
2011	11.60	11.53	1,330
2010	10.42	11.60	1,357
2009	8.51	10.42	1,326
2008	11.56	8.51	1,214
2007	10.79	11.56	1,055
2006(a)	10.00	10.79	566
MainStay VP Moderate Growth Allocation – Service Class
2015	15.78	15.17	888
2014	15.32	15.78	945
2013	12.36	15.32	1,015
2012	10.95	12.36	986
2011	11.26	10.95	1,112
2010	10.00	11.26	1,206
2009	7.91	10.00	1,203
2008	11.89	7.91	1,246
2007	11.04	11.89	1,065
2006(a)	10.00	11.04	723
MainStay VP PIMCO Real Return – Service Class
2015	9.44	9.07	221
2014	9.35	9.44	292

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
2013	10.44	9.35	376
2012(c)	10.00	10.44	547
MainStay VP S&P 500 Index – Initial Class
2015	51.02	50.91	1,416
2014	45.60	51.02	1,534
2013	34.99	45.60	1,688
2012	30.65	34.99	1,883
2011	30.49	30.65	2,137
2010	26.92	30.49	2,446
2009	21.60	26.92	2,799
2008	34.75	21.60	3,169
2007	33.45	34.75	3,820
2006	29.36	33.45	4,553
MainStay VP T. Rowe Price Equity Income – Initial Class
2015	14.60	13.43	792
2014	13.72	14.60	894
2013	10.67	13.72	1,025
2012(c)	10.00	10.67	1,107
MainStay VP Unconstrained Bond – Service Class
2015	11.27	10.83	271
2014	11.23	11.27	250
2013	10.95	11.23	193
2012	9.76	10.95	103
2011(b)	10.00	9.76	39
MainStay VP Van Eck Global Hard Assets – Initial Class
2015	7.88	5.22	968
2014	9.83	7.88	1,141
2013	8.98	9.83	1,161
2012(c)	10.00	8.98	1,488
American Funds IS® Global Small Capitalization FundSM – Class 4
2015(f)	10.00	9.21	3
American Funds IS® New World Fund® – Class 4
2015	9.17	8.75	29
2014(e)	10.00	9.17	9
BlackRock Global Allocation V.I. Fund – Class III
2015	11.03	10.78	319
2014	10.96	11.03	346
2013	9.71	10.96	310
2012	8.94	9.71	244
2011(b)	10.00	8.94	86
BlackRock® High Yield V.I. Fund – Class III
2015	9.84	9.34	56
2014(e)	10.00	9.84	26
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015(f)	10.00	7.55	0
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015(f)	10.00	9.42	0
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	18.65	17.25	76
2014	18.34	18.65	81
2013	13.86	18.34	84
2012	12.62	13.86	90
2011	13.62	12.62	105
2010	10.91	13.62	125
2009	8.84	10.91	140
2008	12.47	8.84	147
2007	12.97	12.47	178
2006	11.01	12.97	199
Dreyfus IP Technology Growth Portfolio – Initial Shares
2015	17.13	17.95	171
2014	16.24	17.13	128
2013	12.39	16.24	145
2012	10.86	12.39	181
2011	11.93	10.86	227

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
2010	9.30	11.93	213
2009	5.98	9.30	236
2008	10.29	5.98	190
2007	9.09	10.29	223
2006	8.83	9.09	245
Fidelity® VIP Contrafund® Portfolio – Initial Class
2015	42.52	42.25	1,078
2014	38.48	42.52	1,174
2013	29.70	38.48	1,268
2012	25.84	29.70	1,398
2011	26.86	25.84	1,633
2010	23.21	26.86	1,868
2009	17.33	23.21	2,147
2008	30.54	17.33	2,435
2007	26.31	30.54	2,842
2006	23.86	26.31	3,259
Fidelity® VIP Equity-Income Portfolio – Initial Class
2015	28.74	27.24	487
2014	26.78	28.74	544
2013	21.17	26.78	593
2012	18.29	21.17	634
2011	18.35	18.29	729
2010	16.14	18.35	861
2009	12.56	16.14	978
2008	22.19	12.56	1,111
2007	22.14	22.19	1,365
2006	18.66	22.14	1,526
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	11.27	11.72	21
2014(e)	10.00	11.27	4
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	30.17	29.30	291
2014	28.83	30.17	329
2013	21.49	28.83	364
2012	19.01	21.49	406
2011	21.60	19.01	491
2010	17.02	21.60	560
2009	12.34	17.02	576
2008	20.70	12.34	634
2007	18.18	20.70	740
2006	16.39	18.18	811
Invesco V.I. American Value Fund – Series II Shares
2015	12.75	11.40	34
2014	11.80	12.75	20
2013(d)	10.00	11.80	7
Invesco V.I. International Growth Fund – Series II Shares
2015	9.68	9.31	45
2014(e)	10.00	9.68	7
Janus Aspen Global Research Portfolio – Institutional Shares
2015	23.31	22.49	799
2014	21.98	23.31	864
2013	17.34	21.98	951
2012	14.63	17.34	1,044
2011	17.18	14.63	1,178
2010	15.03	17.18	1,331
2009	11.06	15.03	1,499
2008	20.24	11.06	1,684
2007	18.71	20.24	1,986
2006	16.03	18.71	2,371
MFS® Investors Trust Series – Initial Class
2015	18.07	17.88	76
2014	16.50	18.07	76
2013	12.66	16.50	79
2012	10.76	12.66	79

	Accumulation unit value		Number of accumulation units
Separate Account II	Beginning of period	End of period
2011	11.14	10.76	80
2010	10.16	11.14	92
2009	8.11	10.16	104
2008	12.28	8.11	111
2007	11.28	12.28	128
2006	10.12	11.28	163
MFS® Research Series – Initial Class
2015	19.54	19.44	55
2014	17.96	19.54	65
2013	13.76	17.96	68
2012	11.88	13.76	79
2011	12.09	11.88	96
2010	10.57	12.09	113
2009	8.20	10.57	130
2008	13.01	8.20	155
2007	11.64	13.01	181
2006	10.67	11.64	210
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	23.81	23.74	79
2014	22.48	23.81	70
2013	17.22	22.48	78
2012	15.56	17.22	87
2011	15.72	15.56	72
2010	12.37	15.72	68
2009	9.54	12.37	61
2008	17.11	9.54	67
2007	14.19	17.11	72
2006	12.56	14.19	60
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.65	10.53	86
2014(e)	10.00	10.65	47
PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.14	10.04	74
2014(e)	10.00	10.14	18
Royce Micro-Cap Portfolio – Investment Class
2015	17.33	14.97	100
2014	18.21	17.33	121
2013	15.25	18.21	133
2012	14.35	15.25	197
2011	16.54	14.35	175
2010	12.90	16.54	179
2009	8.27	12.90	178
2008	14.76	8.27	168
2007	14.38	14.76	189
2006	12.04	14.38	169
UIF U.S. Real Estate Portfolio – Class II
2015	11.47	11.54	84
2014	8.98	11.47	67
2013(d)	10.00	8.98	17
Victory VIF Diversified Stock Fund – Class A Shares
2015	18.75	17.93	43
2014	17.23	18.75	54
2013	13.04	17.23	63
2012	11.36	13.04	62
2011	12.35	11.36	76
2010	11.14	12.35	85
2009	8.88	11.14	95
2008	14.48	8.88	119
2007	13.34	14.48	110
2006	11.89	13.34	108

(a)	For the period February 13, 2006 (commencement of operations in the Separate Account) through December 31, 2006.
(b)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(c)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(d)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(e)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(f)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2015	9.58	8.70	55
2014	11.04	9.58	100
2013(d)	10.00	11.04	83
MainStay VP Balanced – Service Class
2015	16.98	16.29	200
2014	15.56	16.98	207
2013	12.96	15.56	205
2012	11.72	12.96	182
2011	11.58	11.72	203
2010	10.35	11.58	239
2009	8.54	10.35	281
2008	11.55	8.54	374
2007	11.41	11.55	504
2006	10.47	11.41	522
MainStay VP Bond – Initial Class
2015	23.84	23.59	297
2014	22.82	23.84	333
2013	23.55	22.82	432
2012	22.80	23.55	585
2011	21.54	22.80	642
2010	20.23	21.54	735
2009	19.02	20.23	814
2008	18.57	19.02	879
2007	17.67	18.57	1,074
2006	17.12	17.67	1,291
MainStay VP Cash Management – Initial Class
2015	1.35	1.33	4,442
2014	1.36	1.35	3,667
2013	1.38	1.36	5,734
2012	1.40	1.38	6,226
2011	1.42	1.40	8,756
2010	1.44	1.42	7,956
2009	1.46	1.44	10,684
2008	1.44	1.46	17,809
2007	1.39	1.44	12,112
2006	1.35	1.39	10,856
MainStay VP Common Stock – Initial Class
2015	48.07	47.85	466
2014	42.52	48.07	526
2013	31.75	42.52	593
2012	27.56	31.75	641
2011	27.49	27.56	752
2010	24.73	27.49	895
2009	20.47	24.73	1,057
2008	32.60	20.47	1,254
2007	31.41	32.60	1,551
2006	27.32	31.41	1,891
MainStay VP Conservative Allocation – Service Class
2015	15.10	14.66	516
2014	14.70	15.10	537
2013	13.21	14.70	494
2012	12.12	13.21	520
2011	11.96	12.12	570
2010	10.85	11.96	634
2009	9.01	10.85	614
2008	11.22	9.01	706
2007	10.60	11.22	578
2006(a)	10.00	10.60	274
MainStay VP Convertible – Initial Class
2015	33.33	32.47	235

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
2014	31.27	33.33	264
2013	25.28	31.27	282
2012	23.46	25.28	297
2011	24.96	23.46	357
2010	21.45	24.96	414
2009	14.88	21.45	464
2008	22.98	14.88	513
2007	20.27	22.98	632
2006	18.60	20.27	785
MainStay VP Cornerstone Growth – Initial Class
2015	33.79	34.22	1,039
2014	31.46	33.79	1,153
2013	25.56	31.46	1,287
2012	22.52	25.56	1,444
2011	23.14	22.52	1,614
2010	20.89	23.14	1,840
2009	15.77	20.89	2,159
2008	26.14	15.77	2,553
2007	23.56	26.14	3,168
2006	22.85	23.56	4,037
MainStay VP Cushing® Renaissance Advantage – Service Class
2015(f)	10.00	7.44	4
MainStay VP Eagle Small Cap Growth – Initial Class
2015	12.92	12.64	285
2014	12.77	12.92	321
2013	9.88	12.77	364
2012(c)	10.00	9.88	432
MainStay VP Eagle Small Cap Growth – Service Class
2015	11.73	11.45	30
2014	11.62	11.73	13
2013(d)	10.00	11.62	21
MainStay VP Emerging Markets Equity – Initial Class
2015	8.11	6.71	347
2014	9.34	8.11	395
2013	10.00	9.34	443
2012(c)	10.00	10.00	588
MainStay VP Epoch U.S. Small Cap – Initial Class
2015	21.71	20.61	153
2014	20.64	21.71	163
2013	15.16	20.64	181
2012	13.62	15.16	169
2011	14.18	13.62	178
2010	11.49	14.18	210
2009	8.26	11.49	239
2008	15.85	8.26	106
2007	11.80	15.85	158
2006	10.61	11.80	177
MainStay VP Floating Rate – Service Class
2015	12.29	12.15	384
2014	12.37	12.29	413
2013	12.03	12.37	478
2012	11.40	12.03	470
2011	11.33	11.40	388
2010	10.65	11.33	421
2009	8.09	10.65	438
2008	10.65	8.09	365
2007	10.54	10.65	764
2006	10.10	10.54	790
MainStay VP Government – Initial Class
2015	22.69	22.51	299
2014	21.97	22.69	328
2013	22.82	21.97	377
2012	22.24	22.82	498
2011	21.26	22.24	600
2010	20.44	21.26	711

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
2009	20.38	20.44	853
2008	18.80	20.38	1,076
2007	17.86	18.80	1,022
2006	17.38	17.86	1,249
MainStay VP Growth Allocation – Service Class
2015	15.10	14.40	169
2014	14.62	15.10	189
2013	11.35	14.62	151
2012	9.98	11.35	204
2011	10.41	9.98	240
2010	9.19	10.41	277
2009	7.29	9.19	317
2008	11.87	7.29	345
2007	10.92	11.87	370
2006(a)	10.00	10.92	190
MainStay VP High Yield Corporate Bond – Initial Class
2015	38.18	37.09	1,156
2014	38.00	38.18	1,340
2013	36.10	38.00	1,588
2012	32.25	36.10	1,770
2011	30.75	32.25	1,882
2010	27.64	30.75	2,212
2009	19.61	27.64	2,408
2008	26.18	19.61	2,640
2007	25.92	26.18	3,670
2006	23.44	25.92	4,543
MainStay VP ICAP Select Equity – Initial Class
2015	20.97	19.92	1,128
2014	19.51	20.97	1,289
2013	15.17	19.51	1,418
2012	13.30	15.17	1,534
2011	13.67	13.30	1,781
2010	11.73	13.67	2,038
2009	9.18	11.73	2,411
2008	14.90	9.18	2,381
2007	14.13	14.90	583
2006	12.00	14.13	207
MainStay VP Income Builder – Initial Class
2015	37.80	36.01	841
2014	35.43	37.80	933
2013	30.32	35.43	1,011
2012	26.71	30.32	1,097
2011	25.99	26.71	1,233
2010	22.94	25.99	1,412
2009	18.81	22.94	1,646
2008	26.08	18.81	1,979
2007	24.57	26.08	2,532
2006	22.74	24.57	3,104
MainStay VP International Equity – Initial Class
2015	24.11	25.26	216
2014	25.08	24.11	234
2013	22.07	25.08	259
2012	18.72	22.07	297
2011	22.58	18.72	353
2010	21.81	22.58	394
2009	18.51	21.81	459
2008	25.23	18.51	564
2007	24.36	25.23	743
2006	18.79	24.36	800
MainStay VP Janus Balanced – Initial Class
2015	13.27	13.19	1,405
2014	12.37	13.27	1,572
2013	10.43	12.37	1,725
2012(c)	10.00	10.43	1,935

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
MainStay VP Large Cap Growth – Initial Class
2015	24.77	25.96	196
2014	22.69	24.77	184
2013	16.84	22.69	203
2012	15.08	16.84	258
2011	15.32	15.08	228
2010	13.36	15.32	225
2009	9.67	13.36	279
2008	16.00	9.67	262
2007	13.36	16.00	283
2006	12.62	13.36	368
MainStay VP MFS® Utilities – Service Class
2015	14.13	11.91	786
2014	12.73	14.13	949
2013	10.75	12.73	936
2012(c)	10.00	10.75	952
MainStay VP Mid Cap Core – Initial Class
2015	29.32	27.88	283
2014	25.97	29.32	322
2013	18.50	25.97	340
2012	15.95	18.50	353
2011	16.66	15.95	435
2010	13.65	16.66	505
2009	10.10	13.65	577
2008	17.71	10.10	316
2007	17.08	17.71	411
2006	15.06	17.08	484
MainStay VP Moderate Allocation – Service Class
2015	15.34	14.86	666
2014	14.89	15.34	797
2013	12.70	14.89	709
2012	11.45	12.70	615
2011	11.52	11.45	595
2010	10.35	11.52	658
2009	8.45	10.35	754
2008	11.48	8.45	694
2007	10.72	11.48	596
2006(a)	10.00	10.72	318
MainStay VP Moderate Growth Allocation – Service Class
2015	15.56	14.96	577
2014	15.10	15.56	525
2013	12.18	15.10	572
2012	10.79	12.18	609
2011	11.09	10.79	674
2010	9.85	11.09	706
2009	7.79	9.85	695
2008	11.72	7.79	766
2007	10.88	11.72	735
2006(a)	10.00	10.88	394
MainStay VP PIMCO Real Return – Service Class
2015	9.44	9.07	99
2014	9.35	9.44	132
2013	10.44	9.35	205
2012(c)	10.00	10.44	381
MainStay VP S&P 500 Index – Initial Class
2015	51.02	50.91	917
2014	45.60	51.02	999
2013	34.99	45.60	1,102
2012	30.65	34.99	1,200
2011	30.49	30.65	1,373
2010	26.92	30.49	1,554
2009	21.60	26.92	1,790
2008	34.75	21.60	2,167
2007	33.45	34.75	2,726

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
2006	29.36	33.45	3,363
MainStay VP T. Rowe Price Equity Income – Initial Class
2015	14.60	13.43	436
2014	13.72	14.60	494
2013	10.67	13.72	546
2012(c)	10.00	10.67	577
MainStay VP Unconstrained Bond – Service Class
2015	11.27	10.83	170
2014	11.23	11.27	242
2013	10.95	11.23	167
2012	9.76	10.95	90
2011(b)	10.00	9.76	35
MainStay VP Van Eck Global Hard Assets – Initial Class
2015	7.88	5.22	483
2014	8.98	7.88	567
2013	8.98	9.83	589
2012(c)	10.00	8.98	818
American Funds IS® Global Small Capitalization Fund SM – Class 4
2015(f)	10.00	9.21	4
American Funds IS® New World Fund® – Class 4
2015	9.17	8.75	13
2014(e)	10.00	9.17	5
BlackRock® Global Allocation V.I. Fund – Class III
2015	11.03	10.78	118
2014	10.96	11.03	121
2013	9.71	10.96	101
2012	8.94	9.71	88
2011(b)	10.00	8.94	44
BlackRock® High Yield V.I. Fund – Class III
2015	9.84	9.34	13
2014(e)	10.00	9.84	12
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015(f)	10.00	7.55	0
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015(f)	10.00	9.42	0
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	18.65	17.25	42
2014	18.34	18.65	42
2013	13.86	18.34	45
2012	12.62	13.86	48
2011	13.62	12.62	59
2010	10.91	13.62	73
2009	8.84	10.91	92
2008	12.47	8.84	117
2007	12.97	12.47	138
2006	11.01	12.97	169
Dreyfus IP Technology Growth Portfolio – Initial Shares
2015	17.65	18.49	88
2014	16.74	17.65	70
2013	12.77	16.74	83
2012	11.19	12.77	80
2011	12.29	11.19	68
2010	9.58	12.29	71
2009	6.16	9.58	82
2008	10.61	6.16	72
2007	9.37	10.61	108
2006	9.10	9.37	109
Fidelity® VIP Contrafund® Portfolio – Initial Class
2015	43.35	43.08	547
2014	39.23	43.35	589
2013	30.28	39.23	656
2012	26.35	30.28	742
2011	27.38	26.35	857
2010	23.67	27.38	1,001

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
2009	17.67	23.67	1,168
2008	31.14	17.67	1,436
2007	26.82	31.14	1,758
2006	24.33	26.82	2,074
Fidelity® VIP Equity-Income Portfolio – Initial Class
2015	28.96	27.45	265
2014	26.98	28.96	299
2013	21.33	26.98	339
2012	18.42	21.33	351
2011	18.48	18.42	413
2010	16.26	18.48	489
2009	12.65	16.26	614
2008	22.35	12.65	802
2007	22.30	22.35	1,018
2006	18.80	22.30	1,207
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	11.27	11.72	23
2014(e)	10.00	11.27	6
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	29.66	28.80	153
2014	28.34	29.66	171
2013	21.13	28.34	179
2012	18.69	21.13	199
2011	21.24	18.69	225
2010	16.73	21.24	263
2009	12.13	16.73	296
2008	20.35	12.13	343
2007	17.87	20.35	441
2006	16.11	17.87	499
Invesco V.I. American Value Fund – Series II Shares
2015	12.75	11.40	18
2014	11.80	12.75	11
2013(d)	10.00	11.80	6
Invesco V.I. International Growth Fund – Series II Shares
2015	9.68	9.31	16
2014(e)	10.00	9.68	7
Janus Aspen Global Research Portfolio – Institutional Shares
2015	23.27	22.44	393
2014	21.94	23.27	441
2013	17.31	21.94	488
2012	14.60	17.31	570
2011	17.15	14.60	663
2010	15.00	17.15	757
2009	11.03	15.00	895
2008	20.20	11.03	1,045
2007	18.67	20.20	1,301
2006	16.00	18.67	1,550
MFS® Investors Trust Series – Initial Class
2015	17.59	17.40	38
2014	16.05	17.59	42
2013	12.32	16.05	46
2012	10.47	12.32	43
2011	10.84	10.47	48
2010	9.89	10.84	50
2009	7.89	9.89	66
2008	11.95	7.89	76
2007	10.98	11.95	92
2006	9.84	10.98	111
MFS® Research Series – Initial Class
2015	19.80	19.70	40
2014	18.20	19.80	43
2013	13.94	18.20	47
2012	12.04	13.94	46
2011	12.25	12.04	45

	Accumulation unit value		Number of accumulation units
Separate Account I	Beginning of period	End of period
2010	10.71	12.25	52
2009	8.31	10.71	67
2008	13.17	8.31	80
2007	11.79	13.17	118
2006	10.81	11.79	143
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	24.97	24.89	53
2014	23.57	24.97	34
2013	18.05	23.57	44
2012	16.32	18.05	51
2011	16.49	16.32	43
2010	12.97	16.49	51
2009	10.01	12.97	49
2008	17.95	10.01	59
2007	14.88	17.95	68
2006	13.17	14.88	41
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.65	10.53	29
2014(e)	10.00	10.65	30
PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.14	10.04	93
2014(e)	10.00	10.14	23
Royce Micro-Cap Portfolio – Investment Class
2015	17.28	14.94	45
2014	18.16	17.28	53
2013	15.21	18.16	68
2012	14.32	15.21	92
2011	16.50	14.32	117
2010	12.86	16.50	126
2009	8.25	12.86	124
2008	14.73	8.25	146
2007	14.35	14.73	164
2006	12.01	14.35	122
UIF U.S. Real Estate Portfolio – Class II
2015	11.47	11.54	56
2014	8.98	11.47	84
2013(d)	10.00	8.98	4
Victory VIF Diversified Stock Fund – Class A Shares
2015	18.24	17.45	21
2014	16.77	18.24	22
2013	12.69	16.77	27
2012	11.05	12.69	24
2011	12.02	11.05	26
2010	10.84	12.02	38
2009	8.64	10.84	51
2008	14.09	8.64	64
2007	12.98	14.09	87
2006	11.57	12.98	91

(a)	For the period February 13, 2006 (commencement of operations in the Separate Account) through December 31, 2006.
(b)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(c)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(d)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(e)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(f)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $143.1 billion at the end of 2015. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Accounts

Separate Accounts-I and II were established on October 5, 1992; Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. Each Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of each Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of the Fixed Account and any other separate account of NYLIAC.

Separate Accounts-I and II currently have 57 Investment Divisions, some of which may not be available under your policy; Separate Account-III currently has 81 Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentage by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a 2016 Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The 2016 Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model.

For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions in the Model than those specified by the Model, you will need to transfer out of that Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES—Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES—Automatic Asset Rebalancing”.) You may also have amounts held under the Interest Sweep option allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through the VSC. (See “THE POLICIES—Transfers”.)

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES—Automatic Asset Reallocation”.)

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

MainStay VP Funds Trust

New York Life Investment

Management LLC

Subadviser:

New York Life Investors LLC (“NYL Investors”)

Subadvisers:

Candriam France S.A.S.,

Cornerstone Capital Management

Holdings (“Cornerstone“), Cushing

Asset Management (“Cushing”), and

MacKay Shields LLC (“MacKay”)

Subadvisers: Cornerstone and NYL Investors

Subadviser: Cornerstone

Subadviser: Cushing

Subadvisers:

Candriam Belgium and Cornerstone

Subadviser:

Eagle Asset Management, Inc.

Subadviser: Epoch Investment

Partners, Inc. (“Epoch”)

Subadviser:

Janus Capital Management LLC

Subadviser: Massachusetts Financial

ServicesCompany (“MFS”)

Subadviser:

Pacific Investment Management

Company LLC

Subadviser:

T. Rowe Price Associates, Inc.

Subadviser:

Van Eck Associates Corporation

Subadviser: MacKay

Subadviser: Institutional Capital LLC

Subadviser: Winslow Capital

Management, Inc.

Subadvisers: Epoch and MacKay

MainStay VP Conservative Allocation

MainStay VP Growth Allocation

MainStay VP Moderate Allocation

MainStay VP Moderate Growth Allocation

MainStay VP Bond

MainStay VP Cash Management

MainStay VP Floating Rate

MainStay VP Absolute Return Multi-
Strategy

MainStay VP Balanced

MainStay VP Common Stock

MainStay VP Cornerstone Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP S&P 500 Index

MainStay VP Small Cap Core

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth*

MainStay VP Epoch U.S. Small Cap

MainStay VP Janus Balanced*

MainStay VP MFS® Utilities

MainStay VP PIMCO Real Return

MainStay VP T. Rowe Price Equity Income

MainStay VP VanEck Global Hard Assets

MainStay VP Convertible

MainStay VP Government;

MainStay VP High Yield Corporate Bond

MainStay VP Unconstrained Bond

MainStay VP ICAP Select Equity

MainStay VP Large Cap Growth

MainStay VP Income Builder

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund® American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Subadviser:Threadneedle International Limited	Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc.	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series; MFS® Research Series;

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisors, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are substantially less likely to impose fees and gates than other types of money market funds (and are not generally expected to impose such fees or gates). Accordingly, the MainStay VP Cash Management Portfolio intends to convert to a government money market fund sometime before October 2016. Nevertheless, even after that conversion, there remains a possibility that the MainStay VP Cash Management Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

(1)	Section 403(b) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, SEP and SIMPLE IRAs

(3)	Section 457 Deferred Compensation Plans.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to

NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

Separate Account III currently consists of 81 Investment Divisions. You may allocate premium payments in up to 18 Investment Divisions, some of which may not be available under your policy, the Asset Allocation Models, as well as the Fixed Account. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option at the time a premium payment is made.

The minimum initial premium payment for Qualified Policies is as follows:

(a)	for TSAs, $50 per month or a $2,000 single premium;

(b)	for IRAs, $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month, or pre-authorized monthly deductions of $165 per month or a $2,000 single premium;

(c)	for deferred compensation plans, $50 per month; and

(d)	for SEP plans, $600 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

(e)	For SIMPLE IRAs, $4,000 initial premium payment and, if part of a pre-authorized billing arrangement, $50 per month.

For Non-Qualified Policies, the minimum initial premium payment is $5,000 single premium or a $2,500 premium payment plus $50 per month as either pre-authorized monthly deduction or as part of a pre-authorized monthly billing arrangement. You may make additional premium payments of at least $50 each or such lower amount as we may permit at any time. Acceptance of initial and additional premium payments is subject to our suitability standards. The currently available methods of payment are direct payments to NYLIAC, pre- authorized monthly deductions from your bank, a credit union or similar accounts, public and private employee payroll deductions, and any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. NYLIAC also reserves the right in its discretion to accept premium payments of less than $50, provided such discretion is exercised in a non-discriminatory manner.

For policies investing in Separate Accounts–I and II that were issued for delivery in New York from August 1995 to August 1997, the following minimum initial and maximum additional premium payment requirements apply:

(a)	For Non-Qualified Policies, the minimum single premium payment is $2,500 plus $50 per month as either a pre-authorized monthly deduction or as part of a pre-authorized monthly billing arrangement. The maximum total dollar amount of premium payments in any Policy Year may not exceed $4,999.99.

(b)	For TSA policies, Section 457 deferred compensation plan policies, Simplified Employee Pension (“SEP”) plan policies and any other Qualified Policies, premium payments may only be made through a pre-authorized billing arrangement. The maximum dollar amount of scheduled premium payments may not exceed the applicable annual plan limit as specified in the Internal Revenue Code.

(c)	For TSA transfer premium payments made to an existing TSA policy, the maximum dollar amount of transfer premium payments in the first Policy Year may not exceed $1,999.99. For any additional TSA transfer premium payments made in the second or subsequent Policy Years, the maximum total dollar amount of annual transfer premium payments may not exceed $4,999.99.

(d)	For Individual Retirement Annuity (“IRA”) policies, the minimum premium payment is $1,200 initial and $100 scheduled under a pre-authorized monthly deduction arrangement, or $100 scheduled under a pre- authorized monthly deduction arrangement, or $2,000 lump sum. For any additional premium payments made in the second or subsequent Policy Years, the maximum total dollar amount of annual premium payments may not exceed $4,999.99.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there may be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you needed to return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you and the Annuitant must not be older than age 75. We will accept additional premium payments until 12 months after either you or the Annuitant reaches the age of 85.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 75. We will accept additional premium payments until 12 months after the Owner/Annuitant reaches the age of 80, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the Fixed Account may be subject to restrictions. (See the “FIXED ACCOUNT.”)

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR)”).

•	submit your request in writing on a form we approve to the VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the VSC.

NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying Fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. Through the VSC, you can also request partial withdrawals. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of select policy materials.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including the VSC, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from the VSC, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Authorization Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates (if applicable), partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

Dollar Cost Averaging

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under Dollar Cost Averaging as part of your 12 free transfers each Policy Year.

Under this option, which is available at no additional cost, you may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance remaining in the Investment Division you are transferring from is less than $100, the Dollar Cost Averaging option will cease. A new request must be submitted to reactive this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. In order to process transfers under our Dollar Cost Averaging Option, VPSC must have received a completed Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Automatic Asset Reallocation transfer by any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset

Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or Asset Allocation Model. You must specify the Investment Divisions or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). To process an Interest Sweep transfer you must send a completed Interest Sweep request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a completed Interest Sweep request form within the five Business Days prior to the date you request it to begin, the transfer will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging or Automatic Asset Reallocation. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option or the Automatic Asset Reallocation option. We will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,500, or such a lower amount as we may determine.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process Interest Sweep transfers by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a completed Interest Sweep request form at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. Unless we notify you otherwise, we will allocate all premium payments to the Investment Divisions, an Asset Allocation Model and/or the Fixed Account as requested.

We will credit that portion of each premium payment you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units at the value next determined after we receive such premium payment. We determine the value of an Accumulation Unit each Business Day. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests and reflects the deduction of Separate Account charges. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we include a Living Needs Benefit/Unemployment Rider for all types of policies. These riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to the imposition of a surrender charge upon the happening of certain qualifying events. We also offer the EBB Rider for an additional charge. The Enhanced Spousal Continuance (“ESC”) Rider is available at no additional charge if the EBB Rider is elected. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your state. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the unemployment portion of the rider is not available.

You may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date.

The types of Qualifying Events are defined as follows:

Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus. There is no additional charge for this rider.

(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Enhanced Beneficiary Benefit Rider (optional)

The EBB Rider is available only at the time of application. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you (if you are not the Annuitant) or the Annuitant die(s) prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”) The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds at VPSC. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Oldest Owner or Annuitant at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider) 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse’s death, 5) if you transfer ownership of the policy or 6) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse’s death. As discussed below in THE POLICIES—Riders— Enhanced Spousal Continuance Rider, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(e) Enhanced Spousal Continuance Rider (optional)

If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with TSAs or Section 457 deferred compensation plans.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply if you elect to receive Income Payments during the first Policy Year.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:

Amount of Surrender Charge

Policy Year	Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0

The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any one Policy Year that are less than or equal to the greater of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner or the Annuitant;

(d)	when you elect to receive a Life Income Payment in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

(g)	on withdrawals you make under the Living Needs Benefit Rider, Unemployment Benefit Rider or Living Needs Benefit/Unemployment Rider, if applicable;

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.

Other Charges

(a) Mortality and Expense Risk Charges

Prior to the Annuity Commencement Date, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.20% (annualized) of the daily average Variable Accumulation Value and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

(b) Administration Fee

Prior to the Annuity Commencement Date, we impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to 0.20% for policies investing in Separate Account III and, 0.10% for policies investing in Separate Accounts-I and II of the daily average Variable Accumulation Value.

(c) Policy Service Charge

For policies investing in Separate Account III, we deduct a $30 annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $20,000. For policies investing in Separate Accounts-I and II, this charge will be lesser of $30 or 2% of the Accumulation Value if at the end of the Policy Year or on the date of surrender the Accumulation Value is less than $10,000. We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(d) Fund Charges

The value of the assets in the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or Statement of Additional Information.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(e) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation do not count toward this transfer limit.

(f) Enhanced Beneficiary Benefit Rider Charge

If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the Rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted quarterly from each Allocation Option in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using the VSC. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Options, we will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through the VSC. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option, less any surrender charge that may apply to you. For policies investing in Separate Account-III, if honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and include a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process Periodic Partial Withdrawals you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). You must specify which Allocation Options from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals, outstanding loans and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. However, Income Payments generally must begin by the later of age 85 or ten years after the date your policy is issued. If we agree, you may defer the Annuity Commencement Date to a later date provided that we receive written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 15 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. That amount will be the greatest of:

(a)	the Accumulation Value, less any outstanding loan balance;

(b)	the sum of all premium payments made less any outstanding loan balance, partial withdrawals and surrender charges on those withdrawals less any rider charges; or

(c)	the “reset value” plus any additional premium payments made since the most recent “Reset Anniversary,” less any outstanding loan balance, partial withdrawals made since the most recent Reset Anniversary and any surrender charges applicable to such partial withdrawals less any rider charges. This feature is only available for policies investing in Separate Account-III.

In states where approved, we recalculate the reset value, with respect to any policy, every three years from the date of the initial premium payment (“Reset Anniversary”) until you or the Annuitant reaches age 85. For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 85. We calculate the reset value on the Reset Anniversary based on a comparison between (a) the current Reset Anniversary’s Accumulation Value, and (b) the prior Reset Anniversary’s value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals and surrender charges on those partial withdrawals and any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value. Please consult with your registered representative regarding the reset value that is available under your particular policy.

We have set forth below an example of how the death benefit is calculated. In this example, we have assumed the following:

(1)	you purchase a policy with a $200,000 premium payment;

(2)	the Accumulation Value is $250,000 in the second Policy Year;

(3)	$20,000 withdrawal is made prior to the policy’s third Policy Anniversary;

(4)	the Accumulation Value is $220,000 on the third Policy Anniversary (Reset Anniversary); and

(5)	you die in the fourth Policy Year and the Accumulation Value of the policy has decreased to $175,000.

The	death benefit is the greater of:

(a)	Accumulation Value = $175,000

(b)	Premium payments less

any partial withdrawals; or = $180,000 ($200,000 – $20,000)

(c)	Reset value (Accumulation

Value on third Policy Anniversary) = $220,000

The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any Life Income Payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Option in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment Option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the Owner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner, and, (b) the Annuitant, if you were the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS)

Income Payments

(a) Election of Income Payment Options

We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. Under the Life Income – Guaranteed Period Payment option, we will make payments in the same specified amount over the life of the Annuitant(s) with a guarantee that payments will be made for at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. NYLIAC does not currently offer variable Income Payment options.

If the Life Income – Guaranteed Period Payment option is not chosen, you may request another method of payment, if we agree to it, at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. Under the Life Income Payment option, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Once Income Payments begin, you may not surrender your policy or make any partial withdrawals.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed, for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC) or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.50% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, or you may change a Beneficiary using the Virtual Service Center (VSC). If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% (110% in New York) of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% (10% in New York) being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. We also deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal upon default of a loan repayment, including any applicable surrender charges.

THE FIXED ACCOUNT

The Fixed Account is held in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed

Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provision. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy to amounts allocated or transferred to the Fixed Account under the policies. For policies purchased prior to May 1, 2012, please see your Policy’s Data Page for the guaranteed minimum interest rate applicable to your policy. For policies purchased on and after May 1, 2012, the guaranteed minimum interest rate is 1%. Please contact your Registered Representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set quarterly on the first day of each new calendar quarter. All premium payments and additional payments (including transfers from other Investment Divisions) allocated to the Fixed Account during a calendar quarter will receive the interest rate declared for that quarter until the end of that Policy Year. All other amounts in the Fixed Account are credited with the rate set for the quarter in which the last Policy Anniversary occurred, guaranteed for the current Policy Year.

(b) Transfers to Investment Divisions or an Asset Allocation Model

You may transfer amounts from the Fixed Account to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model during any Policy Year is 20% of the Fixed Account Accumulation Value at the beginning of the Policy Year.

2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model is the lesser of (i) $500 or (ii) 20% of the Fixed Account Accumulation Value at the beginning of the Policy Year. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (“FIFO”) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For policies investing in Separate Accounts-I and II whose applications were signed prior to April 1, 1999, you may transfer an amount from the Fixed Account to the Investment Divisions if on any Policy Anniversary: (i) the interest rate set for that amount falls more than 2.5 percentage points below the rate which was set for the immediately preceding Policy Year, or below the minimum rate specified on your Policy Data Page, and (ii) within 60 days after that Policy Anniversary, you make a request for such transfer. There is no minimum transfer requirement and no charges will be imposed under this condition.

(c) Bail-Out (For Policies Investing in Separate Accounts-I and II)

Surrender Charges may be applied to withdrawals from the Fixed Account. (See “SURRENDER CHARGES.”) For policies applied for prior to April 1, 1999, in addition to the “Exceptions to Surrender Charges”, subject to any applicable state insurance law or regulation, a surrender charge will not be imposed on any amount which is withdrawn from the Fixed Account if on any Policy Anniversary: (1) the interest rate set for that amount falls more than 2.5 percentage points below the rate which was set for the immediately preceding Policy Year, or below the minimum rate specified on your Policy Data Page, and (2) within 60 days after that Policy Anniversary, you withdraw part or all of that amount allocated to the Fixed Account. We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.

The exception described above does not apply to policies applied for on or after April 1, 1999, in states where approved. You should check with your registered representative to determine whether this provision is still available in your state.

Except as part of an existing request relating to the Dollar Cost Averaging or Interest Sweep options, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six- month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account in the following sequence: first, from any value in the Fixed Account as of the last Policy Anniversary, then from any value in the Fixed Account attributed to additional premium payments or transfers from Investment Divisions in the same order in which you allocated such payments to the Fixed Account during the current Policy Year.

See the policy itself for details and a description of the Fixed Account.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals), or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment), is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her/designated beneficiary (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates), to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (“Social Security”) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non- Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,500 for 2016 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2016 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is typically 7% of all premiums received. The total commissions paid for the New York Life Flexible Premium Variable Annuity policies were as follows:

For Policies Investing in Separate Accounts-I and II:

For the years ended December 31, 2015, 2014 and 2013, NYLIAC paid commissions of $2,469,449, $2,499,564 and $2,589,291, respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

For Policies Investing in Separate Account-III:

For the years ended December 31, 2015, 2014 and 2013, NYLIAC paid commissions of $3,564,140, $3,992,061 and $4,434,205, respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Flexible Premium Variable Annuity Statement of Additional Information.

The New York Life Flexible Premium Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

            NYLIAC Variable Products Service Center

            Madison Square Station

            P.O. Box 922

            New York, NY 10159

Please send me a New York Life Flexible Premium Variable Annuity Statement of Additional Information

dated May 1, 2016:

Name

Address

City	State	Zip

Statement of Additional Information

May 1, 2016

for

New York Life Flexible Premium Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity Prospectus dated May 1, 2016. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) is determined by the following formula:

(a/b) – c

Where: a = the result of

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	a factor representing the charges deducted from the applicable Investment Division on a daily basis. Such factor is equal to 1.40% (annualized) for policies investing in Separate Account-III (1.30% (annualized) for policies investing in Separate Accounts-I and II) of the daily average Variable Accumulation Value. (See “Other Charges” in the Prospectus.)

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

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Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies

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before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

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LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2015 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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